UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2024

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Interim Chief Executive Officer

On May 20, 2024 (the “Effective Date”), the Board of Directors (the “Board”) of The Children’s Place, Inc. (the “Company”) appointed Muhammad Umair, who is currently a Board member, as President and Interim Chief Executive Officer of the Company. Mr. Umair succeeds Jane T. Elfers, who departed as President and Chief Executive Officer of the Company and as a member of the Board pursuant to a mutual agreement with the Company, effective as of the Effective Date.

Muhammad Umair, age 38, was appointed to the Board on February 29, 2024. Prior to his appointment as President and Interim Chief Executive Officer of the Company, since 2021, Mr. Umair was a Senior Advisor for Origin Funding Partners, a global trade finance fund, where he was responsible for credit, recovery, and due diligence. Prior to joining Origin, from 2016 to 2021, Mr. Umair was an Investment Manager at AMD Holding, in Riyadh, Saudi Arabia. Prior to 2016, Mr. Umair held positions in various organizations, including Head of Advisory at Armacom and Senior Auditor at Ernst & Young. He is a Chartered Accountant and associate member of the Institute of Chartered Accountants of Pakistan and the Institute of Chartered Accountants in England and Wales. Mr. Umair is a seasoned professional with over 17 years of extensive experience in financial and investment management. His range of expertise spans raising, deploying and managing capital across multiple sectors in various countries. His experience also includes corporate advisory, operational and financial due diligence, and audit.

Mr. Umair has no family relationships with any director or executive officer of the Company. There are no arrangements or understandings between Mr. Umair and any other person pursuant to which Mr. Umair was selected as the Company’s President and Interim Chief Executive Officer, and there are no transactions involving Mr. Umair that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with Mr. Umair’s appointment, he will receive an annual base salary of $650,000 and will be eligible for annual and long-term incentive compensation as determined by the Board.

As a result of his appointment as President and Interim Chief Executive Officer, Mr. Umair no longer qualifies as an “independent director” under the Nasdaq Listing Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and resigned from his positions as a member of the Human Capital & Compensation Committee and the Audit Committee of the Board. With respect to compliance with Rule 5604(c)(2) of the Nasdaq Listing Rules, which requires the Company to have an audit committee composed of at least three independent directors, the Company will rely on the cure period as set forth in Rule 5605(c)(4). The Company intends to appoint an additional independent director and fill the vacancy on the Audit Committee as expeditiously as possible.

Separation Agreement

On the Effective Date, the Company entered into a separation and release agreement with Ms. Elfers (the “Separation Agreement”). The Separation Agreement provides that Ms. Elfers will receive (a) a separation payment of $3,750,000, which will be paid in a lump sum upon effectiveness of the release of claims, and (b) continued health coverage pursuant to COBRA for a twenty-four month period following the Effective Date, with the cost of such coverage paid by the Company. Pursuant to the Separation Agreement, Ms. Elfers waived her rights to her outstanding restricted stock units and to any compensation and benefits under her Amended and Restated Employment Agreement with the Company, dated as of March 28, 2011, as amended March 23, 2012 (the “Employment Agreement”).

The foregoing description of the Separation Agreement is qualified in its entirety by the text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending May 4, 2024.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release, dated May 21, 2024, issued by the Company (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations, including adjusted net income (loss) per diluted share. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended February 3, 2024. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unable to achieve operating results at levels sufficient to fund and/or finance the Company’s current level of operations and repayment of indebtedness, the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under securities, consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, risks related to the existence of a controlling shareholder, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2024
THE CHILDREN’S PLACE, INC.

	By:	/s/ Jared Shure
	Name:	Jared Shure
	Title:	Senior Vice President, General Counsel & Corporate Secretary